UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. __  )

Filed by the Registrant ☒
Filed by a Party other than the Registrant *

Check the appropriate box:
* Preliminary Proxy Statement
*Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
* Definitive Additional Materials
*Soliciting Material Pursuant to Rule 240.14a-11(c) or 240.14a-12

hi/fn, inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

*	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2)	Form, Schedule or Registration Statement No.:
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(4)	Date Filed:

_________________________________

NOTICE OF
ANNUAL MEETING OF STOCKHOLDERS

To Be Held February 2, 2009
_________________________________

All Hifn Stockholders:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of hi/fn, inc., a Delaware corporation (“Hifn”), will be held on Monday, February 2, 2009 at 10:00 a.m., Pacific Time, at Hifn’s principal executive offices at 750 University Avenue, Los Gatos, California 95032, for the following purposes:

1.	To elect one member of the Board of Directors;

2.	To ratify the appointment of PricewaterhouseCoopers LLP as Hifn’s independent registered public accounting firm for the fiscal year ending September 30, 2009; and

3.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

    The foregoing items of business are more fully described in the proxy statement accompanying this notice.

Stockholders of record at the close of business on December 12, 2008 are entitled to notice of and to vote at the meeting and any adjournment or postponement thereof.

We are pleased to furnish proxy materials to our stockholders for the first time over the Internet, in accordance with new Securities and Exchange Commission rules. Consequently, most stockholders will not receive paper copies of our proxy materials. On December 23, 2008, we mailed to our stockholders of record a notice with instructions for accessing our proxy statement and annual report to stockholders online, and for voting by Internet, telephone, mail or in person, including information on how stockholders may obtain paper copies of our proxy materials if they so choose. We believe this new process will make the proxy distribution process more efficient, less costly and help in conserving natural resources.

All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to vote electronically, by telephone or if you receive a paper proxy card in the mail, by mailing the completed and signed proxy card. Any stockholder attending the meeting and entitled to vote may do so in person even if he or she has returned a proxy.

By Order of the Board of Directors

William R. Walker
Secretary
Los Gatos, California
December 19, 2008

______________

PROXY STATEMENT
______________

GENERAL INFORMATION

    These proxy materials are provided in connection with the solicitation of proxies on behalf of the Board of Directors of hi/fn, inc. (“Hifn,” “the Company,” “we,” “us” and “our”) for use at our Annual Meeting of Stockholders to be held on Monday, February 2, 2009 at 10:00 a.m., Pacific Time (the “Meeting”), at Hifn’s principal executive offices located at 750 University Avenue, Los Gatos, California 95032, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. Hifn’s telephone number at its principal executive offices is (408) 399-3500 and its corporate website address is www.hifn.com.

    These proxy materials were first sent on or about December 23, 2008 to all stockholders entitled to vote at the Meeting.

    Hifn’s fiscal year ends on September 30th.

Information About This Proxy Statement

Why did you receive this proxy statement?

    As required under the rules of the Securities and Exchange Commission, this proxy statement includes information compiled to assist you in voting your shares on the matters to be presented at the Meeting.

When is the record date for the Meeting?

    The Board has selected December 12, 2008, as the record date for the Meeting. Stockholders of record as of the close of business on December 12, 2008 are entitled to notice of and to vote at the Meeting. The closing price of Hifn’s common stock as reported on the NASDAQ Global Market on the record date was $2.10 per share.

Are proxy materials available over the Internet?

    This year we are using the Internet as our primary means of furnishing proxy materials to stockholders. Consequently, most stockholders will not receive paper copies of our proxy materials. We will instead send these stockholders a Notice of Internet Availability of Proxy Materials with instructions for accessing our proxy statement and annual report to stockholders online, and for voting by Internet, telephone, mail or in person, including information on how stockholders may obtain paper copies of our proxy materials if they so choose. We believe this new process will make the proxy distribution process more efficient, less costly and help in conserving natural resources.

How many shares are outstanding?

    At the record date, 14,725,752 shares of Hifn common stock, $0.001 par value, were issued and outstanding.

Information About Voting

How do I vote?

Stockholders of record may vote (by following the instructions on the Notice of Internet Availability of Proxy Materials or if you receive a paper copy of the proxy materials, by following the instructions on the Notice of Proxy Card):

▪	By Internet ─ Vote over the Internet at www.proxyvote.com;
▪	By telephone ─ Use any touch-tone telephone to transmit your voting instruction by calling 1-800-690-6903;
▪	By paper proxy card (if you receive a paper proxy card in the mail) - Mail the completed proxy card; or
▪	By attending the Meeting and voting in person.

Internet and telephone voting facilities will be available 24 hours a day until 11:59 p.m. Eastern Time on February 1, 2009.

If you vote by proxy, the individuals named on the proxy card will vote your shares as you direct. With proxy voting, your shares will be voted whether or not you attend the Meeting. Even if you plan to attend the Meeting, it is advisable that you vote your shares via proxy prior to the Meeting in case your plans change. You may specify whether your shares should be voted for or against the nominee for director, or you may abstain, and for or against each of the other proposals. If you sign and return the proxy card without any voting instructions, your shares will be voted in accordance with the Board’s recommendations, as follows:

▪	FOR the proposal to elect one member of the Board of Directors; and
▪	FOR the ratification of the appointment of PricewaterhouseCoopers LLP as Hifn’s independent registered public accounting firm for the fiscal year ending September 30, 2009.

How many votes do I have?

Each stockholder of record will be entitled to one vote on each matter for each share of common stock held on the record date. Stockholders may not cumulate votes in the election of directors. For information regarding holders of more than 5% of the outstanding common stock, see “SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.”

What is the required quorum for the Meeting?

The required quorum for the transaction of business at the Meeting is a majority of shares of common stock issued and outstanding on the record date. If such a quorum is not present or represented by proxy at the Meeting, the stockholders entitled to vote, present in person or represented by proxy, shall have the power to adjourn the Meeting from time to time, without notice other than announcement at the Meeting, until a quorum shall be present or represented.

Abstentions and broker non-votes will be considered present and entitled to vote at the Meeting and will be counted towards determining the presence of a quorum for the transaction of business at the Meeting. A broker non-vote occurs when a bank, broker or other stockholder of record holding shares for a beneficial owner submits a proxy for the Meeting but does not vote those shares on a particular proposal because that holder does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner. Abstentions and broker non-votes will have no effect with regard to Proposal No. 1, since approval of a percentage of shares present or outstanding is not required for this proposal, but will have the same effect as negative votes on Proposal No. 2.

Can I revoke or change a previously delivered proxy?

A stockholder may revoke or change any proxy given pursuant to this solicitation by:

▪	Attending the Meeting, giving oral notice of your intention to revoke or change your proxy and voting in person;

▪	By delivering written notice of revocation of your proxy to Hifn’s Corporate Secretary at Hifn’s principal executive offices before the beginning of the Meeting;

▪	By delivering another proxy with a later date; or

▪	By voting again via the Internet or by telephone.

If your shares are registered in the name of a bank or brokerage firm (your record holder), you will receive instructions from your record holder that must be followed in order for your record holder to vote your shares per your instructions. Many banks and brokerage firms have a process for their beneficial holders to provide instructions over the Internet or over the telephone. If Internet or telephone voting is unavailable from your bank or brokerage firm, please complete and return the enclosed voting instruction card in the addressed, postage paid envelope provided. If you hold shares through a bank or brokerage firm, you must contact that bank or brokerage firm to revoke any prior voting instructions. If you hold shares through a bank or brokerage firm and wish to be able to vote in person at the Meeting, you must obtain a legal proxy from your brokerage firm, bank or other holder of record and present it to the inspector of elections with your ballot.

Can I submit a question in advance of the Meeting?

Stockholders wishing to submit a question in advance of the Meeting may do so by:

▪	sending an email to Hifn’s Corporate Secretary at secretary@hifn.com; or

▪	by mail to hi/fn, inc., Attention: Corporate Secretary, 750 University Avenue, Los Gatos, California 95032.

Where can I find the voting results of the Meeting?

    Hifn will report the final voting results in its Quarterly Report on Form 10-Q for the first fiscal quarter ending December 31, 2008. If available, Hifn will announce preliminary voting results at the Meeting.

Information About Solicitation

How are proxies solicited, and who pays for the solicitation?

Hifn will bear the cost of soliciting proxies. Upon request, Hifn may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Hifn expects to solicit proxies primarily by mailing a Notice of Internet Availability of Proxy Materials, but certain of our directors, officers and regular employees, without additional compensation, may also solicit proxies personally or by telephone or facsimile.

We are multiple investors, why did we only receive one set of proxy materials?

    If you share an address with another stockholder, you may receive only one set of proxy materials (including Hifn’s Notice of Internet Availability of Proxy Materials, annual report and proxy statement) unless you have provided contrary instructions. If you wish to receive a separate set of proxy materials now or in the future, you may contact Hifn to request a separate copy of these materials. Your request should be addressed to hi/fn, inc., Attention: Corporate Secretary, 750 University Avenue, Los Gatos, CA 95032, or you may contact the Corporate Secretary at (408) 399-3500. Similarly, if you share an address with another stockholder and have received multiple copies of our proxy materials, you may write or call us at the above address and phone number to request delivery of a single copy of these materials for future stockholder mailings.

Additional Information

Deadline for Receipt of Stockholder Proposals for 2010 Annual Meeting of Stockholders

Hifn’s stockholders may submit proposals on matters appropriate for stockholder action at meetings of Hifn’s stockholders in accordance with Rule 14a-8 promulgated under the Securities Exchange Act of 1934. For such proposals to be included in Hifn’s proxy materials relating to its 2010 Annual Meeting of Stockholders, all applicable requirements of Rule 14a-8 must be satisfied and such proposals must be received by Hifn no later than September 1, 2009. Such stockholder proposals should be submitted to hi/fn, inc., Attention: Corporate Secretary, 750 University Avenue, Los Gatos, CA 95032.

Stockholders who desire to nominate a person directly for election to the Board, or to otherwise submit a proposal outside of the processes of Rule 14a-8, must meet the deadlines and other requirements set forth in Section 5 of Hifn’s Bylaws and the rules and regulations of the Securities and Exchange Commission. The nominating stockholder must give timely notice thereof in writing to Hifn’s Corporate Secretary. To be timely, a stockholder’s notice must be delivered to or mailed and received at Hifn’s principal executive offices not less than 120 calendar days in advance of the anniversary of the date of Hifn’s proxy statement released to stockholders in connection with the preceding year’s annual meeting. However, in the event that the annual meeting is called for a date that is not within 30 calendar days of the anniversary date on which the immediately preceding annual meeting was called, to be timely, notice by the stockholder must be so received not later than the close of business on the 10th calendar day following the date on which public announcement of the date of the annual meeting of stockholders is first made. In no event will public announcement of an adjournment of an annual meeting of stockholders commence a new time period for the giving of a stockholder’s notice as provided above.

CORPORATE GOVERNANCE

Director Independence

The Board has adopted independence standards consistent with the requirements of the Securities and Exchange Commission and all applicable corporate governance guidelines of The NASDAQ Stock Market.

The Board has determined that each of the following members of Hifn’s Board of Directors is an “independent director” as defined under the rules of The NASDAQ Stock Market:  Robert W. Johnson, Taher Elgamal and Richard M. Noling.

Director Nomination Process

The Corporate Governance and Nominating Committee will consider director candidates recommended by any stockholder holding at least 10,000 shares of Hifn common stock for at least 12 months prior to the date of submission of the recommendation or nomination. Additionally, a recommending stockholder shall submit a written statement in support of the candidate, particularly within the context of the criteria for Board membership, including issues of character, judgment, age, independence, expertise, corporate experience, length of service, other commitments and the like, personal references, and a written indication by the candidate of her/his willingness to serve, if elected, and evidence of the nominating person’s ownership of Hifn common stock sufficient to meet any applicable stock ownership requirements.

A stockholder that instead desires to nominate a person directly for election to the Board must meet the deadlines and other requirements set forth in Section 5 of Hifn’s Bylaws and the rules and regulations of the Securities and Exchange Commission. The nominating stockholder must give timely notice thereof in writing to Hifn’s Corporate Secretary. To be timely, a stockholder’s notice must be delivered to or mailed and received at Hifn’s principal executive offices not less than 120 calendar days in advance of the anniversary of the date of Hifn’s proxy statement released to stockholders in connection with the preceding year’s annual meeting. The Corporate Governance and Nominating Committee’s criteria and process for evaluating and identifying the candidates that it selects, or recommends to the full Board for selection, as director nominees, are: (i) regular review of composition and size of the Board; (ii) review of qualifications of candidates properly recommended or nominated by any qualifying stockholder; (iii) evaluation of the performance of the Board and qualification of members of the Board eligible for re-election; and (iv) consideration of the suitability of each candidate, including current members of the Board, in light of the size and composition of the Board. After such review and consideration, the Corporate Governance and Nominating Committee will recommend a slate of director nominees.

While the Corporate Governance and Nominating Committee has not established specific minimum requirements for director candidates, the committee believes that candidates and nominees must reflect a Board that is comprised of directors who: (i) are predominantly independent; (ii) are of high integrity; (iii) have qualifications that will increase overall Board effectiveness; and (iv) meet other requirements as may be required by applicable rules, such as financial literacy or financial expertise with respect to audit committee members. The Corporate Governance and Nominating Committee will evaluate individuals recommended by stockholders using the same criteria as used by the committee in evaluating other individuals.

Communications with the Board of Directors

Stockholders may contact any member of the Board of Directors by writing to them c/o Hifn, Inc., Attention: Corporate Secretary, 750 University Avenue, Los Gatos, California 95032. Stockholders and employees who wish to contact the Board or any member of the Audit Committee to report questionable accounting or auditing matters may do so anonymously by using the address above and designating the communication as “confidential.” Communications raising safety, security or privacy concerns, or that are otherwise improper, will be addressed in an appropriate manner.

Executive Sessions of Non-Management and Independent Directors

In order to promote discussions among non-management directors, the Board conducts executive sessions during each regularly scheduled Board meeting without the presence of management.

Attendance at the Meeting

All members of the Board of Directors are invited to attend the Meeting. None of the Board members attended the 2008 annual meeting of stockholders except for Albert E. Sisto, who hosted the meeting as Hifn’s Chairman and Chief Executive Officer.

Review of Transactions with Related Persons

Hifn’s Corporate Governance and Nominating Committee is responsible for reviewing transactions that may constitute conflict of interest or related person transactions.  Related person transactions are transactions between Hifn and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest. Related persons include our directors, executive officers and 5% or more beneficial owners of our common stock, in each case, since the beginning of the last fiscal year, and their immediate family members.

Compensation Committee Interlocks and Insider Participation

No interlocking relationship exists between Hifn’s Board of Directors or Compensation Committee and the board of directors or compensation committee of any other company.

Board Meetings and Committees

The Board held a total of 14 meetings during the 2008 fiscal year. No incumbent director attended less than 75% of the aggregate of all meetings of the Board of Directors and any committees of the Board on which he served, if any, during his tenure as a director.

The Board has the following standing committees, each of which operates pursuant to a written charter, which are posted on the Investor Relations page of Hifn’s website (www.hifn.com):

▪      Audit Committee;

▪      Compensation Committee; and

▪      Corporate Governance and Nominating Committee.

The following table shows the names of all our directors, the committees and capacity they serve in and the number meetings held in fiscal 2008:

Director	Audit	Compensation	Corporate Governance and Nominating
Albert E. Sisto	─	─	─
Douglas L. Whiting	─	─	─
Robert W. Johnson	Member	─	Chairman
Taher Elgamal	Member	Chairman	Member
Thomas Lawrence *	─	Member	Member
Richard M. Noling	Chairman	Member	─
Number of meetings during fiscal 2008	5	5	2

* Mr. Lawrence resigned from the Board of Directors effective September 30, 2008

Committees of the Board of Directors

Audit Committee

The responsibilities of the Audit Committee are to:

•	oversee Hifn’s internal accounting and financial reporting processes and the audit of Hifn’s financial statements;

•	ensure the integrity of Hifn’s internal accounting and financial controls and compliance with legal and regulatory requirements;

•	review the independent auditor’s qualifications, independence and performance; and

•	provide the Board such information and material as it may deem necessary to make the Board aware of financial matters requiring the Board’s attention.

The Board has determined that Mr. Noling is an “audit committee financial expert” as defined under regulations promulgated by the Securities and Exchange Commission, and that each member of the Audit Committee is an “independent director” as defined under the rules of The NASDAQ Stock Market.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee’s responsibilities include:

•	developing principles of corporate governance and recommending them to the Board for its consideration and approval;

•	reviewing annually the principles of corporate governance approved by the Board to ensure that they remain relevant and are being complied with;

•	overseeing compliance with applicable laws and regulations by the Board and its committees;

•	overseeing the Board evaluation process, including conducting periodic evaluations of the performance of the Board as a whole;

•	identifying individuals qualified to become members of the Board of Directors, nominating directors for election and reviewing any candidates recommended by stockholders;

•	leading the Board in its annual compensation and performance review; and

•	reviewing and making recommendations to the Board with respect to the annual automatic grant of stock options to non-employee directors.

The Corporate Governance and Nominating Committee has approved the nominee for director presented in this proxy statement.

Compensation Committee

The responsibilities of the Compensation Committee are to:

•	review and recommend to the Board all compensation arrangements relating to Hifn’s Chief Executive Officer (“CEO”) or non-employee directors;

•	review and approve all compensation arrangements relating to Hifn’s other executive officers;

•	review and approve cash-based incentive compensation plans affecting certain non-officer employees;

•	make recommendations to the Board regarding the adoption of or amendments to any Hifn equity-based incentive compensation plans of Hifn;

•	administer Hifn’s equity-based and other compensation plans; and

•	carry out the other compensation-related responsibilities delegated to the committee by the Board.

To the extent permitted by applicable law, the Compensation Committee may delegate to a subcommittee of at least two persons (at least one of whom shall be a Compensation Committee member; the other may be a Compensation Committee member or a member of Hifn management) the authority to approve equity grants to eligible individuals who are not directors or officers within parameters and guidelines established by the Compensation Committee from time to time by written resolution, and such subcommittee shall regularly report to the Compensation Committee grants so made.

Hifn’s Chief Executive Officer recommends to the Compensation Committee the salary, bonus and equity award levels, and incentive compensation performance measure targets, for the executive officers other than himself, and the Compensation Committee makes the final determination of such matters.  The Compensation Committee determines all aspects of the compensation of the Chief Executive Officer without the Chief Executive Officer present.

The Compensation Committee selected Compensia as its independent compensation consultant in connection with the design and implementation of Hifn’s 2008 and 2009 executive compensation programs. Compensia was instructed to recommend to the Compensation Committee a peer group of companies and collect data on the compensation of executive officers at those peer group companies.  Compensia also consulted with the Compensation Committee on the reasonableness of its executive compensation determinations.

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

There are currently five members of Hifn’s Board of Directors, divided into three classes. Class I consists of one director appointed as a Class I director in 2007, serving a term that expires at the Meeting. Class II consists of two directors who are serving three-year terms expiring in 2010. Class III consists of two directors who are serving three-year terms expiring in 2011. At each annual meeting of stockholders, directors elected to succeed those in the class whose term expires will be elected to a three-year term so that the term of one class of directors will expire each year. In each case, a director serves for the designated term and until his or her respective successor is elected and qualified.

One Class I director is to be elected at the Meeting to serve a three-year term expiring in 2012. The Corporate Governance and Nominating Committee of the Board nominated Richard M. Noling for election to this Board seat. Holders of proxies solicited by this proxy statement will vote the proxies received by them as directed on the proxy card or, if no direction is made, for the election of the Board’s nominee, who has agreed to serve if elected. If a nominee is unable to serve as a director at the time of the Meeting, the proxy holders will vote for a nominee designated by the Board to fill the vacancy.

Information Concerning the Nominee and Other Directors

The names of the nominee and other Board members, and certain information about them as of December 12, 2008, are set forth below.

Name of Director	Age	Principal Occupation and Directorship	Director Since
Class I
Richard M. Noling (1)	59	President and Chief Executive Officer of Intellergy Corporation	2007
Class II
Dr. Taher Elgamal	52	Chief Security Officer of Axway, Inc.	1998
Dr. Robert W. Johnson	58	Private Investor	1998
Class III
Albert E. Sisto	58	Chairman, Chief Executive Officer of Hifn	1998
Dr. Douglas L. Whiting	51	Chief Scientist and Director of Hifn	1996
_________________________

(1)	Nominee for election to the Board of Directors at the Meeting.

Albert E. Sisto, has served as Hifn’s Chief Executive Officer since February 2007, as Hifn’s Chairman of the Board since November 2006 and as a director of Hifn since 1998. Mr. Sisto served as Hifn’s interim Chief Executive Officer from November 2006 to February 2007. Mr. Sisto brings over 35 years of experience in the high-tech industry. From 1999 to May 2006 he served as President and CEO of Phoenix Technologies, Ltd., a provider of Internet platform-enabling software. Mr. Sisto came to Phoenix from RSA Data Security, Inc., where he served as Chief Operating Officer, from 1997 to 2000. Prior to RSA, he served as President, Chairman and Chief Executive Officer of DocuMagix, Inc., a computer software company specializing in Internet content management, which merged with JetFax, Inc. to become eFAX.com, Inc. Mr. Sisto has also held executive positions at PixelCraft, Inc, MIPS Technologies, Inc., Intel Corporation and Honeywell International, Inc. Mr. Sisto earned a Bachelor of Science in Engineering from the Stevens Institute of Technology.

Taher Elgamal, Ph.D. has served as a director of Hifn since December 1998. Since September 2008, Dr. Elgamal has served as the Chief Security Officer at Axway, Inc., a provider of multi-enterprise collaboration, secure content delivery, and application integration solutions. From October 2006 through September 2008, Dr. Elgamal served as Chief Technology Officer and Director of Tumbleweed Communications Corp., which merged with Axway, Inc. In April 2004, Dr. Elgamal founded Ektasis, Inc., which provided a networked application framework enabling a Web model for client software, where up to October 2006, Dr. Elgamal served as the Chief Executive Officer. Dr. Elgamal was also founder and through 2001 served as President and Chief Executive Officer of Securify, Inc., a private company providing assessments of companies’ Internet security efforts, where he also served as Chief Technical Officer from 2001 through April 2004. From 1995 through 1998, Dr. Elgamal held the position of Chief Scientist of Netscape Communications Corp., a provider of Internet software and services, where he pioneered Internet security technologies such as SSL, the standard for web security. From 1993 through 1995, Dr. Elgamal was Vice President of Advanced Technologies at OKI Electric Industry Co., Ltd. From 1991 through 1993, he served as Director of Engineering at RSA Data Security, Inc., a provider of encryption technology and a subsidiary of Security Dynamics Technologies, Inc., where he produced the RSA cryptographic toolkits, the industry standards for developers of security-enabled applications and systems. Dr. Elgamal received both his M.S. and Ph.D. degrees in Computer Science from Stanford University.

Dr. Robert W. Johnson has served as a director of Hifn since December 1998. He has worked in the venture capital industry since 1980, and has acted as an independent investor since 1988. He currently serves as a director of ViaSat, Inc., a publicly held company that manufactures satellite-based communications systems. He holds B.S. and M.S. degrees in Electrical Engineering from Stanford University and M.B.A. and D.B.A. degrees from Harvard Business School.

Richard M. Noling has served as a director of Hifn since December 2007. Since May 2008, Mr. Noling has served as President and Chief Executive Officer of Intellergy Corporation, a developer of clean energy systems that converts organic feedstock into hydrogen and other products. Since September 2005, Mr. Noling has served on the Board of Directors of Phoenix Technologies Ltd., where he has served as Chairman of the Audit Committee and as a member of the Nominating and Corporate Governance Committee. From 2003 to September 2005, Mr. Noling served as the Chief Executive Officer of ThinGap Corporation, a designer, developer and manufacturer of high-efficiency electric motors. Mr. Noling served as Chief Financial Officer of Insignia Solutions Inc., a software company, from 1996 to 1997, and then as President and Chief Executive Officer from 1997 to 2003. From 1994 to 1995, Mr. Noling was Chief Financial Officer of DocuMagix, Inc., a personal paper management software developer, and from 1991 to 1994, he was Sr. Vice President and Chief Financial Officer of Gupta Corporation, a developer of relational databases and development tools. Mr. Noling holds a Bachelor of Arts degree in aerospace and mechanical engineering science from the University of California, San Diego, an M.A. from the Fuller Theological Seminary and an M.S. in Administration from the University of California, Irvine.

Douglas L. Whiting, Ph.D., has served as a director of Hifn since 1996 and as Hifn’s Chief Scientist since 2000. Dr. Whiting served as Hifn’s Chairman of the Board of Directors from 2000 to 2001. He served as Vice President of Technology of Stac, Inc., an engineering company from which Hifn was spun out, from 1985 to 1998; he served as President of Stac, Inc. from 1984 to 1986, and as a member of its Board of Directors from 1983 until its dissolution in 2002. Dr. Whiting received his Ph.D. in Computer Science from the California Institute of Technology.

There are no family relationships between any director, executive officer, or director nominee of Hifn.

Director Compensation

Directors who are not employees of Hifn receive $20,000 per year for serving on our Board of Directors and an additional $1,500 for each Board meeting attended ($1,000 if participating by telephone). The Audit Committee Chair receives $5,000 per year and all Audit Committee members receive $1,500 for each Audit Committee meeting attended ($1,000 if participating by telephone). The Compensation Committee Chair and Corporate Governance and Nominating Committee Chair each receive $3,000 per year and all committee members receive $1,000 for each Corporate Governance and Nominating Committee meeting attended ($500 if participating by telephone). Each non-employee director is also granted an option to purchase 30,000 shares of common stock at the time of initial appointment or election to the Board of Directors, and an option to purchase 10,000 shares of common stock annually thereafter, under the Hifn 1996 Equity Incentive Plan. The exercise price of these options is set at the closing price of Hifn common stock on the date of grant. Hifn also reimburses non-employee directors for travel and related expenses incurred in attending meetings of the Board of Directors and its committees.

The following table provides information about the compensation for services of the non-employee members of the Board of Directors during fiscal 2008.

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash	Option Awards (1)	All Other Compensation	Total
Robert W. Johnson	$49,000	$27,357	$1,983	$78,340
Taher Elgamal	51,500	27,357	─	78,857
Richard M. Noling	37,250	13,761	3,358	54,369
Thomas Lawrence (2)	38,500	44,945	─	83,445

(1)
Represents the expense Hifn recognized for financial statement reporting purposes in fiscal 2008, with respect to the fair value of options granted in the current and previous years, but without regard to forfeitures. For information on the valuation assumptions with respect to stock option grants, refer to the note on Stock Options and Employee Benefits in the notes to consolidated financial statements contained in Hifn’s Annual Report on Form 10-K for the fiscal year in which the stock option was granted. On February 21, 2008, each non-employee director, with the exception of Mr. Noling, was granted an option to purchase 10,000 shares of Hifn common stock, with a grant date fair value under FAS 123R of $26,228.  On December 13, 2007, Mr. Noling was appointed to the Board of Directors and was granted an option to purchase 30,000 shares of common stock with a grant date fair value of $86,241. As of September 30, 2008, the non-employee members of the Board of Directors held options to purchase the following numbers of shares: Robert W. Johnson, 104,000; Taher Elgamal, 104,001; Thomas Lawrence, 50,000; and Richard M. Noling, 30,000.

(2)	Mr. Lawrence resigned as a member of the Board of Directors effective September 30, 2008. Upon his resignation, Mr. Lawrence forfeited 28,500 option shares with a FAS 123R value of $80,514.

Required Vote

The nominee receiving the greatest number of shares voted at the Meeting shall be elected as the Class I Director.

Recommendation

Hifn’s Board of Directors recommends a vote FOR the nominee listed above.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed PricewaterhouseCoopers LLP as Hifn’s independent registered public accounting firm to audit the books, records and accounts of Hifn for the fiscal year ending September 30, 2009. This appointment is being presented to the stockholders for ratification at the Meeting. PricewaterhouseCoopers LLP has acted as Hifn’s independent registered public accounting firm since its inception. Representatives of PricewaterhouseCoopers LLP will be present at the Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from stockholders.

Audit and Related Fees

The following table shows the fees billed and accrued by Hifn in relation to audit and other services provided by PricewaterhouseCoopers LLP in fiscal years 2008 and 2007:

	2008	2007
Audit Fees (1)	$711,000	$638,000
All Other Fees (2)	2,000	─
Total Fees...............................................................	$713,000	$638,000

(1)
Fees were for professional services rendered in connection with the audit of Hifn’s consolidated financial statements, review of the interim consolidated financial statements included in quarterly reports and services provided by PricewaterhouseCoopers LLP in connection with statutory and regulatory filings.

(2)	Fees were for Comperio subscription.

Audit Committee Pre-Approval of Independent Registered Public Accounting Firm’s Services. Except where pre-approval of audit and permissible non-audit services is not required under applicable SEC Rules, Hifn’s Audit Committee explicitly pre-approves any audit and permissible non-audit services provided to Hifn by the independent registered public accounting firm. The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to the full Audit Committee at its scheduled meetings. All of the services and estimates of expected fees in connection with Audit-related Fees are reviewed and approved by the Audit Committee before such services are rendered.

Required Vote

To be approved, Proposal No. 2 requires the affirmative vote of a majority of shares of common stock present in person or represented by proxy at the Meeting and entitled to vote on Proposal No. 2.

Recommendation

The Board of Directors recommends voting FOR the ratification of its appointment of PricewaterhouseCoopers LLP as Hifn’s independent registered public accounting firm.

CERTAIN TRANSACTIONS

Indemnification Agreements.  Hifn has entered into indemnification agreements with each of its directors and executive officers containing provisions that are in some respects broader than the specific indemnification provisions under the Delaware General Corporation Law. These agreements provide, among other things, for indemnification of the directors and executive officers in proceedings brought by third parties and for liabilities arising under stockholder derivative actions. Each agreement also provides for advancement of expenses to the indemnified party.

OTHER INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires executive officers, directors and persons who own more than ten percent of the outstanding shares of Hifn’s common stock to file reports of their beneficial ownership and changes in beneficial ownership with the Securities and Exchange Commission.

Based solely upon a review of the copies of such forms received by Hifn, or written representations from reporting persons, Hifn believes that during the 2008 fiscal year, all executive officers and directors complied with their filing requirements, except for the following: three late filings of statements of changes in beneficial ownership of securities filed to report the annual grants to non-employee directors for Robert W. Johnson, Taher Elgamal and Thomas Lawrence on March 6, 2008.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information about the beneficial ownership of Hifn common stock, as of December 12, 2008, by: (i) each person known by Hifn to be the beneficial owner of more than five percent of Hifn’s outstanding shares; (ii) each director and nominee for director; (iii) Hifn’s Chief Executive Officer, Chief Financial Officer and three most highly compensated executive officers (other than the Chief Executive Officer and the Chief Financial Officer) named in the “Summary Compensation Table” below (the “named executive officers”); and (iv) all directors and executive officers as a group.

Name (1)	No. of Shares Owned	Options and Restricted Stock Units Currently Exercisable or Exercisable within 60 days (included in shares owned)	Approximate Percentage Owned
Austin Marxe & David Greenhouse (2) 153 East 53rd Street, 55th Floor New York, NY 10022	2,355,488	─	16.00%
Heartland Advisors Inc. (3) 789 North Water Street Milwaukee, WI 53202	1,300,000	─	8.83
Dimensional Fund Advisors LP (4) 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401	1,205,192	─	8.18
Robert W. Johnson	509,823	84,000	3.46
Douglas L. Whiting	333,063	119,165	2.26
Albert E Sisto	309,248	242,750	2.10
William R. Walker	200,617	148,538	1.36
Russell S. Dietz	111,814	111,814	*
John E. G. Matze	94,687	49,687	*
Taher Elgamal	74,000	74,000	*
Steven Yang	20,417	20,417	*
Richard Noling	6,500	6,500	*
All executive officers and directors as a group (12 persons)	1,822,542	1,014,243	12.38
_______________________________

      *Less than one percent (1%).

(1)
This table is based upon information supplied by officers, directors, and principal stockholders and Schedules 13D and 13G, if any, filed with the Securities and Exchange Commission. Unless otherwise indicated in the footnotes to this table, and subject to community property and marital property laws where applicable, each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 14,725,752 shares of common stock outstanding on December 12, 2008, and include shares issuable pursuant to stock options exercisable and restricted stock units vesting within 60 days of December 12, 2008 where applicable.

(2)
As disclosed in a Schedule 13G filed on January 10, 2007, Mr. Marxe and Mr. Greenhouse share voting and investment control over the shares owned by Special Situations Fund III QP, L.P. (775,706 shares), Special Situations Cayman Fund, L.P. (183,218 shares), Special Situations Technology Fund, L.P. (143,513 shares), Special Situations Technology II, L.P. (1,197,730 shares), and Special Situations Fund III, L.P. (55,321 shares). The interests of each of Mr. Marxe and Mr. Greenhouse in these shares are limited to the extent of his pecuniary interest.

(3)	As disclosed in a Schedule 13G/A filed on February 8, 2008, Heartland Advisors Inc. has shared voting and dispositive power with respect to 1,300,000 shares.

(4)	As disclosed in a Schedule 13G/A filed on February 6, 2008, Dimensional Fund Advisors LP has sole voting and dispositive power with respect to 1,205,192 shares.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

    This section explains all material elements of the compensation Hifn provides to its named executive officers, namely Hifn’s Chief Executive Officer, Chief Financial Officer and the other three most highly compensated executive officers as identified in the Summary Compensation Table below.

Compensation Objectives

    Hifn’s executive officer compensation policies are designed to promote the following objectives:

▪	Retain executives by offering competitive compensation;

▪	Link executive compensation to measurable corporate performance metrics (related to revenue and profit that drive shareholder value) and individual performance metrics; and

▪	Provide incentive compensation that is competitive with the incentive compensation offered by peer companies.

Elements of Executive Compensation

The elements of our executive compensation, and the purpose and measurement of each element, are shown in the table below:

Element	Compensation Type	Purpose	Performance Metric(s)
Base Salary	Cash	Provide fixed, competitive compensation for the level of position held	Fixed compensation; annual evaluation
Annual Cash Incentive	Cash	Create a financial incentive to achieve and exceed annual goals	Revenue, new product revenue, EBITDA, MBO, sales
Equity Incentive	Time-based Stock Options	Create a long-term financial incentive with upside emphasis	Time-based
Equity Incentive	Time-based Restricted Stock Units	Create a long-term financial incentive with downside protection	Time-based
Equity Incentive	Performance-based Restricted Stock Units (for CEO)	Create an incentive to achieve and exceed short- and long-term performance goals	Revenue, new product revenue and EBITDA
Change-in-Control	Cash, Stock Option Acceleration and time-based RSUs	Retention	None

The elements of our executive compensation program are designed to attract, retain and motivate talented executives to achieve and exceed company goals, in order to create long-term shareholder value.

Benchmarking and Approval of Compensation

The Compensation Committee believes it is important to measure executive compensation relative to the compensation of similar positions at companies that Hifn considers its peers.  As a result, the Compensation Committee, after consultation with the Committee’s compensation consultant, identified the following peer group companies for purposes of executive compensation analysis in 2008 as well as in 2007:

▪ Actividentity ▪ Callidus Software ▪ Entrust ▪ Looksmart ▪ Pervasive Software ▪ SCM Microsystems ▪ Tumbleweed Communications ▪ VASCO Data Security ▪ Advanced Analogic Technologies	▪ AXT ▪ California Micro Devices ▪ Centillium Communications ▪ CEVA ▪ PLX Technology ▪ Quicklogic ▪ Transwitch ▪ Volterra Semiconductor

Hifn’s peer group consists of companies of the sort that Hifn competes with to attract and retain executive leadership for the Company. As a result, the peer group includes fabless semiconductor companies and security software companies because Hifn operates in these industries, and these companies are of a similar size, based on revenues, and are headquartered in the San Francisco Bay area. The Compensation Committee believes that these particular companies are representative of the many companies that fit these criteria. The peer group used in 2008 was identical to the 2007 peer group, except for one company that is no longer public.  In addition to reviewing specific information about peer group executive compensation, the Compensation Committee reviewed survey data compiled by Radford High-Tech Executive Survey for high-technology industry companies with less than $200 million in revenues, but it did not determine executive compensation levels based on that information.

For 2008, the Compensation Committee set base salaries and cash incentive compensation targets for its named executive officers at approximately the 60th percentile of peer group executive officer base salaries, and granted equity awards to its named executive officers worth approximately the 50th percentile of peer group equity compensation. The Compensation Committee believes that these targeted levels of executive compensation are sufficient to retain and motivate Hifn’s senior executive leadership.  Target compensation levels were determined without regard to the change-in-control arrangements applicable to executive officers because the change-in-control arrangements have primarily a retention purpose. The Compensation Committee made its determinations without using tally sheets showing total compensation under different scenarios.

Base Salary

    The Compensation Committee generally determines base salary levels for each executive officer during the first quarter of each fiscal year, based on the following principles:

▪	Base salary should be set at a level approximating the 60th percentile for similar positions at companies within our peer group;

▪	Base salary may be adjusted up or down based on the importance of the executive officer’s function to Hifn; and

▪	Base salary should reflect the individual executive’s performance in the immediately prior fiscal year.

    For fiscal 2008, all of our named executive officers’ base salaries were set at the 60th percentile of peer group base salary compensation for similar positions.

Annual Bonuses

    Hifn’s annual cash bonus for executives is designed to reward achievement of Hifn’s annual financial performance objectives as well as individual achievement of individual objectives. Hifn’s Chief Executive Officer can earn a maximum of 75% of his annual salary in cash compensation, and our other named executive officers can earn between 50% and 75% of their annual salaries, as annual cash bonuses. Target bonuses were set at levels designed to achieve cash incentive compensation at the 60th percentile for similar positions among peer group companies. The bonuses for our named executive officers are based on Hifn’s achievement of company targets, and each executive’s achievement of individual performance objectives, and each bonus component can be achieved independently of the others. Individual objectives included, for example, implementation of sales and marketing plans, achieving product tape-out dates, absence of material weakness in internal controls, and managing inventory. For 2008, these performance metrics were weighted as follows (Mr. Yang and Mr. McNulty are “sales executives” for purposes of this table):

	% of Annual Bonus (Sales Executives)	% of Annual Bonus
Revenue ($50.6 million)	15%	30%
New Product Revenue ($15.9 million)	12.5%	25%
EBITDA ($7.0 million)	12.5%	25%
Individual MBOs	20%	20%
Sales (Sales Executives)	40%	─
Total Annual Bonus	100%	100%

    For each of these performance metrics, a threshold level of performance was established (at which a minimum bonus would be paid), a target level (at which 100% of the bonus would be paid), and a maximum (at which the maximum bonus would be paid).  For achievement in between the minimum and target and the target and maximum, proportionate bonuses were payable.

For revenue, the minimum threshold was 86% of target (at which level 50% of the bonus was earned), and the maximum threshold was 112% of target (at which level a 150% of the bonus was earned).

    For new product revenue, the minimum threshold was 63% of target (at which level 50% of the bonus was earned), and the maximum threshold was 138% of target (at which level 150% of the bonus was earned). New product revenue was added as a performance metric in 2008 to incentivize management to drive revenue growth and diversify revenues.

For EBITDA, the minimum threshold was 37% of target (at which level 50% of the bonus was earned), and the maximum threshold was 136% of target (at which level 150% of the bonus was earned).

    For individual performance metrics, the minimum threshold was 20% achievement (at which level 20% of the bonus was earned), and the maximum threshold was 100% (at which level 100% of the bonus was earned). The Compensation Committee determined the degree of individual performance achievement based on recommendations of the Chief Executive Officer. Bonuses for new executives were prorated based on their hire or promotion date.

In 2008, our revenues, new product revenues and EBITDA were insufficient for our executives to earn minimum bonuses for these performance metrics, and none of the bonuses based on individual performance metrics were earned. Mr. Yang and Mr. McNulty earned bonuses based on achievement of sales performance metrics (they achieved 81% to 111% of their respective targets). In addition, Mr. Matze earned a bonus under an agreement we entered into in connection with our acquisition of Siafu Software, LLC in 2007.

Long-Term Incentives

    To ensure that our executives have an ownership interest that motivates them to promote the long-term success of Hifn, our executive compensation program includes equity-based awards in the form of stock options and restricted stock units (“RSUs”). Equity-based awards are reviewed and approved by the Compensation Committee on an annual basis, with the objective of providing a value of equity awards that is comparable to that provided by our peer group companies, targeting the 50th percentile for the equity award element of compensation for comparable positions.

    In 2008, our Compensation Committee granted to all of our named executive officers other than our Chief Executive Officer, a combination of stock options with time-based vesting over four years and RSUs with time-based vesting over three years. The Compensation Committee believes that stock options are an important tool to provide upside incentives, while RSUs are an effective retention tool because they continue to have value even if the Company’s stock price does not appreciate.

In addition, the Compensation Committee granted Mr. Sisto a performance-based RSU, pursuant to which he could earn between 29,000 and 137,500 shares, depending upon Hifn’s performance based on revenue, new product revenue and EBITDA targets in 2008. The minimum, target and maximum thresholds for these metrics were the same as those used for our incentive cash bonus program. In 2008, Mr. Sisto earned no shares under this arrangement based on the performance of the Company relative to these metrics. In 2007, Mr. Sisto earned 36,619 shares based on the performance of the Company relative to these metrics, and those shares are subject to time-based vesting over two years, so the first 50% of the 2007 shares were vested as of September 30, 2008.

Tax and Accounting Considerations

Internal Revenue Code Section 162(m) limits the deductibility of compensation in excess of $1,000,000 paid to the Chief Executive Officer, the Chief Financial Officer or any of the three most highly compensated executive officers. The limited deductibility does not apply to performance-based compensation. We believe we have taken all necessary actions required under Section 162(m) to continue to qualify for tax deductibility of our executive compensation.

Hifn applies a grant date fair value, as determined under FAS 123R, for valuing all equity-based compensation. With the exception of performance-based awards, for which the expense will vary based on estimated share vesting, all equity-based expense is recognized on a straight-line basis over the option vesting period.

Change-in-Control Arrangements

Hifn has entered into agreements with its named executive officers that provide for rights to receive payments and other benefits in the event of termination of employment, including agreements that provide for specific payments upon a termination following a change-in-control of Hifn.  For a description of such arrangements, please refer to the discussion under the caption “Potential Payments Upon Termination or Change-in-Control” below.  The Compensation Committee did not consider amounts payable under such arrangements in determining the amounts or other elements of executive compensation.

Summary Compensation Table

The following table sets forth the compensation earned by our named executive officers. The information includes all compensation paid or earned for services to Hifn in all capacities during our 2008 fiscal year.

Name and Principal Position	Fiscal Year	Base Salary	Bonus	Stock Awards	Option Awards(1)	All Other Compensation (2)	Total
Albert E. Sisto Chairman, Chief Executive Officer	2008 2007	$350,000 312,981	$ ─ 156,466	$75,186 412,559	$209,295 205,593	$1,968 1,788	$636,449 1,089,387

William R. Walker Vice President of Finance, Chief Financial Officer and Secretary	2008 2007	255,000 251,417	─ 63,610	12,424 ─	61,697 50,882	4,470 4,470	333,591 370,379

Matze John E. G. Vice President of Business Development	2008 2007	235,000 47,301	117,000 ─	113,998 36,786	62,675 57,882	1,290 185	529,963 142,154

Russell S. Dietz Vice President and Chief Technical Officer	2008 2007	230,000 230,000	─ 42,670	11,646 ─	61,124 50,882	1,073 960	303,843 324,512

Steven Yang Vice President Asia Pacific Field Operations	2008 2007	196,945 ─	48,071 ─	7,766 ─	36,129 ─	16,303 ─	305,214 ─

Gregory McNulty (3) Vice President Field Operations, Americas and EMEA	2008 2007	173,911 75,104	49,757 30,320	7,766 ─	42,657 10,252	41,815 3,975	315,906 119,651

(1)
The amounts reflect the dollar amount recognized for financial statement reporting purposes for the fiscal years ended September 30, 2008 and September 30, 2007, in accordance with FAS 123R, of stock option awards issued pursuant to the 1996 Equity Incentive Plan and the 2001 Nonstatutory Stock Option Plan, and include amounts from outstanding stock option awards granted during and prior to fiscal year 2008 and fiscal year 2007. For information on the valuation assumptions with respect to stock option grants, refer to the note on Stock Options and Employee Benefits in the notes to consolidated financial statements contained in Hifn’s Annual Report on Form 10-K for the fiscal year in which the stock option was granted. The amounts shown disregard estimated forfeitures related to service-based vesting conditions. No stock options were forfeited by any of the named executive officers during the fiscal year, except for the forfeit of 51,875 option shares with an FAS 123R value of $175,347 by Gregory McNulty. These amounts reflect Hifn’s accounting expense for these awards, and do not correspond to the actual value that may be recognized by the named executive officers. See the “Grant of Plan-Based Awards—Fiscal 2008” table below for information on stock option grants made in fiscal 2008.

(2)	Other compensation includes:

Name	Fiscal Year	Auto Allowance	Severance	Other(a)	Total
Albert E. Sisto	2008	$ ─	$ ─	$ 1,968	$ 1,968
	2007	─	─	1,788	1,788
William R. Walker	2008	─	─	4,470	4,470
	2007	─	─	4,470	4,470
John E. G. Matze	2008	─	─	1,290	1,290
	2007	─	─	185	185
Russell S. Dietz	2008	─	─	1,073	1,073
	2007	─	─	960	960
Steven Yang	2008	10,504	─	5,799	16,303
	2007	─	─	─	─
Gregory McNulty	2008	5,945	34,744	1,126	41,815
	2007	3,300	─	675	3,975

(a)	Includes DSL allowance, group term life insurance and other compensation.

(3)	Mr. McNulty ceased to be employed by us on July 28, 2008.

Grants of Plan-Based Awards in Fiscal Year 2008

The following table summarizes all equity grants to each of our named executive officers during our 2008 fiscal year:

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Share)	Closing Price on Date of Option Award	Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maxi- mum (#)

Albert E. Sisto
Cash Incentive	12/13/2007	$131,250	$ 262,500	$ 393,750	─	─	─	─	─	$ ─	$ ─	$ ─
RSUs	12/13/2007	─	─	─	─	75,000	137,500	─	─	─	─	802,863

William R. Walker
Cash Incentive	12/13/2007	63,750	127,500	191,250	─	─	─	─	─	─	─	─
Options	12/13/2007	─	─	─	─	─	─	─	16,000	5.84	5.84	45,995
RSUs	12/13/2007	─	─	─	─	8,000	8,000	─	─	─	─	46,712

John E. G. Matze
Cash Incentive	12/13/2007	70,500	141,000	211,500	─	─	─	─	─	─	─	─
Options	12/13/2007	─	─	─	─	─	─	─	25,000	5.84	5.84	71,868
RSUs	12/13/2007	─	─	─	─	12,500	12,500	─	─	─	─	72,988

Russell S. Dietz
Cash Incentive	12/13/2007	57,500	115,000	172,500	─	─	─	─	─	─	─	─
Options	12/13/2007	─	─	─	─	─	─	─	15,000	5.84	5.84	43,121
RSUs	12/13/2007	─	─	─	─	7,500	7,500	─	─	─	─	43,793

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Share)	Closing Price on Date of Option Award	Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maxi- mum (#)
Steven Yang
Cash Incentive	12/13/2007	73,828	147,656	221,484	─	─	─	─	─	─	─	─
Options	12/03/2007	─	─	─	─	─	─	─	60,000	5.93	5.93	175,140
RSUs	12/13/2007	─	─	─	─	5,000	5,000	─	─	─	─	29,195

Gregory McNulty
Cash Incentive	12/13/2007	56,250	112,500	168,750	─	─	─	─	─	─	─	─
Options	12/13/2007	─	─	─	─	─	─	─	30,000	5.84	5.84	86,241
RSUs	12/13/2007	─	─	─	─	5,000	5,000	─	─	─	─	29,195

Outstanding Equity Awards at 2008 Fiscal Year-End

Option Awards

The following table summarizes all outstanding stock option awards held by our named executive officers as of September 30, 2008:

Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Value of Underlying Unexercised In-The-Money Options at Fiscal Year End ($)
Albert E. Sisto
	12/07/1998	10,000	─	─	$5.00	12/07/2008	$ ─
	02/25/2000	2,000	─	─	69.88	02/25/2010	─
	02/23/2001	2,000	─	─	17.75	02/23/2011	─
	10/17/2001	20,000	─	─	11.17	10/17/2011	─
	03/06/2002	10,000	─	─	12.91	03/06/2012	─
	02/24/2003	10,000	─	─	5.11	02/24/2013	─
	02/23/2004	10,000	─	─	14.98	02/23/2014	─
	02/17/2005	10,000	─	─	8.35	02/17/2015	─
	02/27/2006	10,000	─	─	7.05	02/27/2016	─
	11/16/2006	137,499	87,501	─	4.85	11/16/2016	─
Total		221,499	87,501	─			─

William R. Walker
	12/04/1998	15,000	─	─	5.00	12/04/2008	─
	04/16/2001	25,000	─	─	16.00	04/16/2011	─
	06/18/2002	40,832	─	─	6.66	05/24/2010	─
	12/11/2003	35,000	─	─	10.52	12/11/2013	─
	01/25/2006	20,000	10,000	─	6.71	01/25/2016	─
	10/27/2006	14,375	15,625	─	5.10	10/27/2016	─
	12/13/2007	2,999	13,001	─	5.84	12/13/2017	─
Total		153,206	38,626	─			─

Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Value of Underlying Unexercised In-The-Money Options at Fiscal Year End ($)
John E. G. Matze
	07/19/2007	32,500	27,500	─	6.33	07/19/2017	─
	12/13/2007	4,687	20,313	─	5.84	12/13/2017	─
Total		37,187	47,813	─			─

Russell S. Dietz
	04/16/2001	30,020	─	─	16.00	04/16/2011	─
	06/18/2002	9,608	─	─	6.66	08/08/2010	─
	12/11/2003	25,000	─	─	10.52	12/11/2013	─
	01/25/2006	20,000	10,000	─	6.71	01/25/2016	─
	10/27/2006	14,375	15,625	─	5.10	10/27/2016	─
	12/13/2007	2,811	12,189	─	5.84	12/13/2017	─
Total		101,814	37,814	─			─

Steven Yang
	12/03/2007	─	60,000	─	5.93	12/03/2017	─
Total		─	60,000	─			─

Gregory McNulty
	05/01/2007	8,750	─	─	6.40	05/01/2017	─
	12/13/2007	4,375	─	─	5.84	12/13/2017	─
Total		13,125	─	─			─

Restricted Stock Unit Awards

The following table summarizes all outstanding restricted stock unit awards held by our named executive officers as of September 30, 2008:

Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares Or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Albert E. Sisto
	02/07/2007	18,309	$99,583	─	$ ─
	12/13/2007	─	─	137,500	802,863
Total		18,309	99,583	137,500	802,863

William R. Walker
	12/13/2007	─	─	8,000	46,712
Total		─	─	8,000	46,712

John E. G. Matze
	12/13/2007	─	─	12,500	72,988
Total		─	─	12,500	72,988

Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares Or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Russell S. Dietz
	12/13/2007	─	─	7,500	43,793
Total		─	─	7,500	43,793

Steven Yang
	12/13/2007	─	─	5,000	29,195
Total		─	─	5,000	29,195

Option Exercises and Stock Vested in Fiscal Year 2008

The following table summarizes all option exercises and stock vested for our named executive officers during our fiscal year ended September 30, 2008:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting (1) ($)
Albert E Sisto	─	$ ─	18,310	$58,940
William R. Walker	50,000	251,000	─	─
Total	50,000	251,000	18,310	58,940

(1)	Based upon the market price of the purchased shares on the exercise date less the option exercise price paid for such shares.

Potential Payments Upon Termination or Change-in-Control

Hifn has entered into agreements with its named executive officers that provide for rights or to receive payments and other benefits in the event of termination of employment, including agreements that provide for specific payments upon a termination following a change-in-control of the Company.  Hifn generally defines a “change-in-control” as: (i) the sale, lease, conveyance or other disposition of all or substantially all of Hifn’s assets; (ii) any person or group of persons becoming the “beneficial owner” of 50% or more of the total voting power represented by Hifn’s then outstanding voting securities; (iii) a merger or consolidation of Hifn with any other corporation, where Hifn retain less than 50% of the total voting power of the surviving entity immediately after such merger or consolidation; or (iv) a contest for the election or removal of at least 50% of the serving members of the Board of Directors.

Potential Payments Upon Termination

Hifn has entered into agreements with Al Sisto, William Walker, Russell Dietz and John Matze that provide for payments upon a termination of employment that meets the criteria described in those agreements.

Mr. Sisto – Potential Payments Upon Termination. Pursuant to the employment agreement that Hifn entered into with Al Sisto, if Hifn terminates his employment without cause or if he resigns for good reason and the termination or resignation is not in connection with a change-in-control, then, subject to signing and not revoking a separation agreement and release of claims in a form acceptable to Hifn, he will receive 18 months continued base salary, valued at approximately $525,000 as of September 30, 2008, and 18 months continued health benefits, valued at approximately $11,395 as of September 30, 2008.

Mr. Walker – Potential Payments Upon Termination. Pursuant to the severance and change-in-control agreement that Hifn entered into with Mr. Walker, if his employment is involuntarily terminated other than for cause, death or disability prior to, or more than 12 months following, a change-in-control, then, subject to signing and not revoking a separation agreement and release of claims in a form acceptable to Hifn, he will receive: (i) six months of continued base salary, valued at approximately $127,500 as of September 30, 2008; (ii) six months of continued health benefits, valued at approximately $7,523 as of September 30, 2008; and (iii) other compensation or benefits as may be required by law.

Mr. Dietz – Potential Payments Upon Termination. Pursuant to the severance and change-in-control agreement that Hifn entered into with Mr. Dietz, if his employment is involuntarily terminated other than for cause, death or disability prior to, or more than 12 months following, a change-in-control, then, subject to signing and not revoking a separation agreement and release of claims in a form acceptable to Hifn, he will receive: (i) six months of continued base salary, valued at approximately $115,000 as of September 30, 2008; (ii) six months of continued health benefits, valued at approximately $10,231 as of September 30, 2008; and (iii) other compensation or benefits as may be required by law.

Mr. Matze – Potential Payments Upon Termination. Pursuant to the employment agreement that Hifn entered into with Mr. Matze, if his employment is voluntarily terminated, or terminated for death or disability, he is entitled to pro rata vesting on his 75,000 share restricted stock grant subject to certain performance based vesting milestone, valued at approximately $474,675 as of September 30, 2008.  In the event Mr. Matze’s employment is involuntary terminated other than for cause, death or disability, he is entitled to his 45,000 share restricted stock grant, valued at approximately $284,805 and 50% of his base salary, valued at approximately $117,500 as of September 30, 2008.

Potential Payments Upon a Change-in-Control

Hifn has entered into agreements with its named executive officers that provide for payments upon a change-in-control of Hifn that meets the criteria described in those agreements.

Mr. Sisto – Potential Payments Upon a Change-in-Control. Pursuant to an agreement that Hifn entered into with Mr. Sisto, if his employment is involuntarily terminated other than for cause, death or disability prior to, or more than 12 months following, a change-in-control of Hifn, then, subject to signing and not revoking a separation agreement and release of claims in a form acceptable to Hifn, he will receive: (i) 24 months continued base salary, valued at approximately $700,000 as of September 30, 2008; (ii) accelerated vesting of all his outstanding equity awards, valued at approximately $343,766 as of September 30, 2008; (iii) 18 months continued health benefits, valued at approximately $11,395 as of September 30, 2008; and (iv) other compensation or benefits as may be required by law.

Mr. Walker – Potential Payments Upon a Change-in-Control. Pursuant to an agreement that Hifn entered into with Mr. Walker, if within 12 months after a change-in-control of Hifn Mr. Walker’s employment is involuntarily terminated other than for cause, death or disability, then, subject to signing and not revoking a separation agreement and release of claims in a form acceptable to Hifn, he will receive: (i) 12 months of continued base salary, valued at approximately $255,000 as of September 30, 2008; (ii) 12 months of continued health benefits, valued at approximately  $15,045 as of September 30, 2008; (iii) other compensation or benefits as may be required by law; and (iv) immediate vesting of 50% of the unvested shares subject to all of Mr. Walker’s outstanding rights to purchase or receive shares of Hifn common stock and immediate vesting of 50% of the shares of Hifn common stock held by Mr.

Walker that are subject to a right of repurchase by Hifn or forfeiture upon termination of his employment for any reason, which shares were valued at approximately $85,318 as of September 30, 2008.

Mr. Dietz – Potential Payments Upon a Change-in-Control. Pursuant to an agreement that Hifn entered into with Mr. Dietz, if within 12 months after a change-in-control of Hifn Mr. Dietz’s employment is involuntarily terminated other than for cause, death or disability, then, subject to signing and not revoking a separation agreement and release of claims in a form acceptable to Hifn, he will receive: (i) 12 months of continued base salary, valued at approximately $230,000 as of September 30, 2008; (ii) 12 months of continued health benefits, valued at approximately $20,462 as of September 30, 2008; (iii) other compensation or benefits as may be required by law; and (iv) immediate vesting of 50% of the unvested shares subject to all of Mr. Dietz’s outstanding rights to purchase or receive shares of Hifn common stock and immediate vesting of 50% of the shares of Hifn common stock held by Mr. Dietz that are subject to a right of repurchase by Hifn or forfeiture upon termination of his employment for any reason, which shares were valued at approximately $82,691 as of September 30, 2008.

Mr. Matze – Potential Payments Upon a Change-in-Control. Pursuant to an agreement that Hifn entered into with Mr. Matze, if within 12 months after a change-in control of Hifn Mr. Matze’s employment is terminated by the surviving company, other than a termination due to acts of dishonesty, conviction of a felony or willful misconduct by Mr. Matze, or if Mr. Matze terminates his employment as a result of a material diminution in salary, a material change in responsibility or a change in work location of more than 30 miles from his job location, then, subject to signing and not revoking a separation agreement and release of claims in a form acceptable to Hifn, he will receive immediate vesting of 50% of the unvested shares subject to all of Mr. Matze’s outstanding rights to purchase or receive shares of Hifn common stock and immediate vesting of 50% of the shares of Hifn common stock held by Mr. Matze that are subject to a right of repurchase by Hifn or forfeiture upon termination of his employment for any reason, which shares were valued at approximately $394,816 as of September 30, 2008.

Mr. Yang – Potential Payments Upon a Change-in-Control. Pursuant to an agreement that Hifn entered into with Mr. Yang, if within 12 months after a change-in control of Hifn Mr. Yang’s employment is involuntarily terminated by the surviving company, other than a termination due to acts of dishonesty, conviction of a felony or willful misconduct by Mr. Yang, or if Mr. Yang terminates his employment as a result of a material diminution in salary, a material change in responsibility or a change in work location of more than 30 miles from his job location, then, subject to signing and not revoking a separation agreement and release of claims in a form acceptable to Hifn, he will receive immediate vesting of 50% of the unvested shares subject to all of Mr. Yang’s outstanding rights to purchase or receive shares of Hifn common stock and immediate vesting of 50% of the shares of Hifn common stock held by Mr. Yang that are subject to a right of repurchase by Hifn or forfeiture upon termination of his employment for any reason, which shares were valued at approximately $102,168 as of September 30, 2008.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Other than the employment arrangements described in the “Executive Compensation” section of this Proxy Statement, since October 1, 2007 there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or will be a participant:

•	In which the amount involved exceeded or exceeds $120,000; and

•
In which any director, executive officer, holder of more than 5% of any class of our common stock, or any immediate family member of any such person, had or will have a direct or indirect material interest.

COMMITTEE REPORTS

The information contained in the following Compensation Committee Report and Audit Committee Report shall not be deemed to be “soliciting material,” to be “filed” with the SEC or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed to be incorporated by reference in future filings with the SEC except to the extent that Hifn specifically incorporates it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Compensation Committee Report

The Compensation Committee of the Board of Directors has reviewed and discussed the Compensation Discussion and Analysis contained in this proxy statement with management. Based on its review, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

Compensation Committee

Taher Elgamal
Richard M. Noling

Audit Committee Report

The Audit Committee has reviewed and discussed with Hifn management and PricewaterhouseCoopers LLP the audited consolidated financial statements of Hifn contained in Hifn’s Annual Report on Form 10-K for the 2008 fiscal year. The Audit Committee has also discussed with PricewaterhouseCoopers LLP the matters required to be discussed by SAS No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Audit Committee has received and reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and has discussed with PricewaterhouseCoopers LLP its independence from Hifn.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in Hifn’s Annual Report on Form 10-K for the 2008 fiscal year for filing with the Securities and Exchange Commission.

Audit Committee

Richard M. Noling
Robert W. Johnson
Taher Elgamal

FORM 10-K

Hifn will furnish, without charge, to each person solicited upon the request of such person, a copy of Hifn’s Annual Report on Form 10-K for the 2008 fiscal year, including the financial statements and financial statement schedules.

Copies of such report may be obtained by submitting a request:
•	By Internet - www.proxyvote.com;
•	By telephone - 1-800-579-1639; or
•	By e-mail - sendmaterial@proxyvote.com by sending a blank e-mail with the 12 digit control number in the subject line.

OTHER MATTERS

The Board of Directors does not intend to bring before the Meeting any matters other than those set forth herein, and has no present knowledge that any other matters will or may be brought before the Meeting by others. If, however, any other matters properly come before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment.

Dated:  December 19, 2008

BY ORDER OF THE BOARD OF DIRECTORS

. HIFN, INC. 750 UNIVERSITY AVENUE LOS GATOS, CA 95032
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date of meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the
Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until
11:59 P.M. Eastern Time the day before the cut-off date or meeting date.
Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	HIFNI1	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

HIFN, INC.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominees(s), mark "For All Except" and write the number(s) of the nominees on the line below.
Vote on Director

1.	To elect one member to the Board of Directors;	❒	❒	❒

Class I Director
01) Richard M. Noling
Vote on Proposal						For	Against	Abstain

2.	To ratify the appointment of PricewaterhouseCoopers LLP as Hifn's independent registered public accounting firm for the fiscal year ending September 30, 2009;					❒	❒	❒

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

Hifn's Board of Directors recommends that you vote FOR the nominee to the Board of Directors (Proposal 1) and FOR Proposal 2.

THIS PROXY WILL BE VOTED AS DIRECTED, OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE
ELECTION OF THE NOMINEE FOR DIRECTOR; FOR THE RATIFICATION OF THE APPOINTMENT OF
PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; AND AS SAID PROXIES
DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

For address changes and/or comments, please check this box and write them on the back where indicated.				❒

Signature [PLEASE SIGN WITHIN BOX]		Date			Signature (Joint Owners)	Date

HIFNI2

HI/FN, INC.
2009 ANNUAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICTED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of hi/fn, inc., a Delaware corporation ("Hifn"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of Hifn, each dated, December 23, 2008 as well as Hifn's Annual Report for the year ended September 30, 2008, and hereby appoints Albert E. Sisto and William R. Walker, or either of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2009 Annual Meeting of Stockholders of Hifn to be held on Monday, February 2, 2009, at 10:00 a.m., Pacific Time, at Hifn's principal executive offices at 750 University Ave., Los Gatos, California and at any adjournment or postponement thereof, and to vote all shares of Hifn common stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side of this proxy.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)